---------------------------------------------------------------
---------------------------------------------------------------






                    FOREST OIL CORPORATION

                              and

                -------------------, as Trustee


                     --------------------


                    SUBORDINATED INDENTURE
                  Dated as of ---------------


                     --------------------


                 Subordinated Debt Securities






---------------------------------------------------------------
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


                           CROSS-REFERENCE TABLE

                                                              Indenture
TIA Section                                                    Section
                                                              ---------
SECTION 310    (a)(1) .............................      8.10
               (a)(2) .............................      8.10
               (a)(3) .............................      N.A.
               (a)(4) .............................      N.A.
               (a)(5) .............................      8.08
               (b) ................................      8.08; 8.10; 11.02
               (c) ................................      N.A.
SECTION 311    (a) ................................      8.11
               (b) ................................      8.11
               (c) ................................      N.A.
SECTION 312    (a) ................................      2.06
               (b) ................................     11.03
               (c) ................................     11.03
SECTION 313    (a) ................................      8.06
               (b)(1) .............................      N.A.
               (b)(2) .............................      8.06
               (c) ................................      8.06; 11.02
               (d) ................................      8.06
SECTION 314    (a) ................................      5.05; 11.02
               (b) ................................      N.A.
               (c)(1) .............................     11.04
               (c)(2) .............................     11.04
               (c)(3) .............................      N.A.
               (d) ................................      N.A.
               (e) ................................     11.05
               (f) ................................      N.A.
SECTION 315    (a) ................................      8.01(b)
               (b) ................................      8.05; 11.02
               (c) ................................      8.01(a)
               (d) ................................      8.01(c)
               (e) ................................      7.11
SECTION 316    (a)(last sentence) .................      2.10
               (a)(1)(A) ..........................      7.05
               (a)(1)(B) ..........................      7.04
               (a)(2) .............................      N.A.
               (b) ................................      7.07
               (c) ................................     10.04
SECTION 317    (a)(1) .............................      7.08
               (a)(2) .............................      7.09
               (b) ................................      2.05
SECTION 318    (a) ................................     11.01

--------------------

N.A. means Not Applicable.
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                            TABLE OF CONTENTS

                                                                      Page
                                                                      ----
RECITALS OF THE COMPANY .............................................   1

                                ARTICLE 1
                DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION     1.01.   Definitions ....................................    1
SECTION     1.02.   Incorporation by Reference of Trust
                      Indenture Act ................................    8
SECTION     1.03.   Rules of Construction ..........................    9

                                 ARTICLE 2
                              THE SECURITIES

SECTION     2.01.   Form of Securities .............................    9
SECTION     2.02.   Title and Terms ................................   10
SECTION     2.03.   Execution and Authentication ...................   14
SECTION     2.04.   Registrar, Paying Agent and Conversion
                      Agent ........................................   17
SECTION     2.05.   Paying Agent to Hold Money in Trust.............   17
SECTION     2.06.   Securityholder Lists ...........................   18
SECTION     2.07.   Transfer and Exchange ..........................   18
SECTION     2.08.   Replacement Securities .........................   21
SECTION     2.09.   Outstanding Securities .........................   22
SECTION     2.10.   Treasury Securities ............................   22
SECTION     2.11.   Temporary Securities ...........................   22
SECTION     2.12.   Cancellation ...................................   22
SECTION     2.13.   Defaulted Interest .............................   22
SECTION     2.14.   Persons Deemed Owners ..........................   23

                                 ARTICLE 3
                                REDEMPTION

SECTION     3.01.   Right of Redemption ............................   23
SECTION     3.02.   Applicability of Article .......................   24
SECTION     3.03.   Election to Redeem; Notice to Trustee...........   24
SECTION     3.04.   Selection by Trustee of Securities to be
                      Redeemed .....................................   24
SECTION     3.05.   Notice of Redemption ...........................   25
SECTION     3.06.   Deposit of Redemption Price ....................   26
SECTION     3.07.   Securities Payable on Redemption Date ..........   26
SECTION     3.08.   Securities Redeemed in Part ....................   27

                                                                      Page
                                                                      ----
                                 ARTICLE 4
                               SINKING FUND

SECTION     4.01.   Sinking Fund Payments ..........................   28
SECTION     4.02.   Satisfaction of Sinking Fund Payments with
                      Securities ...................................   28
SECTION     4.03.   Redemption of Securities for Sinking Fund ......   29

                                 ARTICLE 5
                                 COVENANTS

SECTION     5.01.   Payment of Securities ..........................   29
SECTION     5.02.   Maintenance of Office or Agency ................   30
SECTION     5.03.   Corporate Existence ............................   30
SECTION     5.04.   Compliance Certificate .........................   31
SECTION     5.05.   SEC Reports ....................................   31
SECTION     5.06.   Waiver of Stay, Extension or Usury Laws ........   32

                                 ARTICLE 6
                           SUCCESSOR CORPORATION

SECTION     6.01.   When Company May Merge, etc. ...................   32
SECTION     6.02.   Successor Corporation Substituted ..............   33

                                 ARTICLE 6
                           DEFAULT AND REMEDIES

SECTION     7.01.   Events of Default ..............................   33
SECTION     7.02.   Acceleration ...................................   35
SECTION     7.03.   Other Remedies .................................   36
SECTION     7.04.   Waiver of Past Defaults ........................   36
SECTION     7.05.   Control by Majority ............................   37
SECTION     7.06.   Limitation on Suits ............................   37
SECTION     7.07.   Rights of Holders to Receive Payment ...........   38
SECTION     7.08.   Collection Suit by Trustee .....................   38
SECTION     7.09.   Trustee May File Proofs of Claim ...............   38
SECTION     7.10.   Priorities .....................................   39
SECTION     7.11.   Undertaking for Costs ..........................   39

                                 ARTICLE 8
                                  TRUSTEE

SECTION     8.01.   Duties of Trustee ..............................   40
SECTION     8.02.   Rights of Trustee ..............................   41
SECTION     8.03.   Individual Rights of Trustee ...................   42

                                                                      Page
                                                                      ----
SECTION     8.04.   Trustee's Disclaimer ...........................   42
SECTION     8.05.   Notice of Defaults .............................   43
SECTION     8.06.   Reports by Trustee to Holders ..................   43
SECTION     8.07.   Compensation and Indemnity .....................   43
SECTION     8.08.   Replacement of Trustee .........................   44
SECTION     8.09.   Successor Trustee by Merger, etc. ..............   45
SECTION     8.10.   Eligibility; Disqualification ..................   45
SECTION     8.11.   Preferential Collection of Claims Against
                      Company ......................................   46

                                 ARTICLE 9
                          DISCHARGE OF INDENTURE

SECTION     9.01.   Termination of Company's Obligations ...........   46
SECTION     9.02.   Application of Trust Money .....................   48
SECTION     9.03.   Repayment to Company ...........................   48
SECTION     9.04.   Reinstatement ..................................   48
SECTION     9.05.   Indemnity for U.S. Government Obligations ......   49

                                ARTICLE 10
                    AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION    10.01.   Without Consent of Holders .....................   49
SECTION    10.02.   With Consent of Holders ........................   50
SECTION    10.03.   Compliance With Trust Indenture Act.............   51
SECTION    10.04.   Revocation and Effect of Consents ..............   51
SECTION    10.05.   Notation on or Exchange of Securities ..........   52
SECTION    10.06.   Trustee to Sign Amendments, etc. ...............   52
SECTION    10.07    Subordination Unimpaired .......................   53

                                ARTICLE 11
                               MISCELLANEOUS

SECTION    11.01.   Trust Indenture Act Controls ...................   53
SECTION    11.02.   Notices ........................................   53
SECTION    11.03.   Communications by Holders with Other
                      Holders ......................................   54
SECTION    11.04.   Certificate and Opinion as to Conditions
                      Precedent ....................................   54
SECTION    11.05.   Statements Required in Certificate or
                      Opinion ......................................   54
SECTION    11.06.   Rules by Trustee, Paying Agent, Registrar ......   55
SECTION    11.07.   Legal Holidays .................................   55
SECTION    11.08.   Governing Law ..................................   55

                                                                      Page
                                                                      ----
SECTION    11.09.   No Adverse Interpretation of Other
                      Agreements ...................................   55
SECTION    11.10.   No Recourse Against Others .....................   56
SECTION    11.11.   Successors .....................................   56
SECTION    11.12.   Duplicate Originals ............................   56
SECTION    11.13.   Separability ...................................   56
SECTION    11.14.   Action of Holders When Securities Are
                      Denominated in Different Currencies ..........   56
SECTION    11.15.   Monies of Different Currencies to be
                      Segregated ...................................   57
SECTION    11.16.   Payment to be in Proper Currency ...............   57

                                ARTICLE 12
                         CONVERSION OF SECURITIES

SECTION    12.01.   Applicability of Article .......................   58
SECTION    12.02.   Exercise of Conversion Privilege ...............   58
SECTION    12.03.   Fractional Interests ...........................   59
SECTION    12.04.   Adjustment of Conversion Price .................   60
SECTION    12.05.   Continuation of Conversion Privilege in
                      Case of Merger, Consolidation or Sale
                      of Assets ....................................   64
SECTION    12.06.   Notice of Certain Events .......................   65
SECTION    12.07.   Taxes on Conversion ............................   66
SECTION    12.08.   Company to Provide Stock .......................   67
SECTION    12.09.   Disclaimer of Responsibility for Certain
                      Matters ......................................   67
SECTION    12.10.   Return of Funds Deposited for Redemption
                      of Converted Securities ......................   68

                                ARTICLE 13
                               SUBORDINATION

SECTION    13.01.   Securities Subordinated to Senior
                      Indebtedness .................................   68
SECTION    13.02.   Reliance on Certificate of Liquidating
                      Agent; Further Evidence as to Ownership
                      of Senior Indebtedness .......................   72
SECTION    13.03.   Payment Permitted If No Default ................   73
SECTION    13.04.   Disputes with Holders of Certain Senior
                      Indebtedness .................................   73
SECTION    13.05.   Trustee Not Charged with Knowledge of
                      Prohibition ..................................   73
SECTION    13.06.   Trustee to Effectuate Subordination.............   74

                                                                      Page
                                                                      ----
SECTION    13.07.   Rights of Trustee as Holder of Senior
                      Indebtedness .................................   74
SECTION    13.08.   Article Applicable to Paying Agents.............   75
SECTION    13.09.   Subordination Rights Not Impaired by Acts
                      or Omissions of the Company or Holders
                      of Senior Indebtedness .......................   75
SECTION    13.10.   Trustee Not Fiduciary for Holders of
                      Senior Indebtedness ..........................   75

TESTIMONIUM .........................................................  77
SIGNATURES ..........................................................  77

EXHIBIT A -- Form of Security

--------------------
NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of this Indenture.

            SUBORDINATED INDENTURE, dated as of ________________, 199_, between Forest Oil Corporation, a New York corporation (the "Company"), and _______________________, as Trustee (the "Trustee").

                          RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated notes, debentures or other evidences of indebtedness (collectively, the "Securities"), to be issued from time to time in one or more series (a "Series") as provided in this Indenture and as shall be provided, in respect of any Series, in or pursuant to the Authorizing Resolution hereinafter referred to and/or in the indenture supplemental hereto (if any) relating to such Series.

                                 ARTICLE 1

                DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.01.  DEFINITIONS.

            "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent" means any Registrar, Paying Agent, co-Registrar or Conversion Agent.

            "Authorizing Resolution" means a Board Resolution providing for the issuance of a Series of Securities.

            "Bankruptcy Law" shall have the meaning provided in Section
7.01.

            "Blockage Period" shall have the meaning provided in
Section 13.01.

            "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of the Board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee (except as provided in Section 2.03).

            "Business Day" means a day that is not a Legal Holiday.

            "Capital Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such person other than Mandatory Redemption Preferred Stock.

            "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles.

            "Common Stock" means the common stock, par value $.10 per share, of the Company, as the same exists at the date of execution and delivery of this Indenture, or other Capital Stock of the Company into which such common stock is reclassified or changed from time to time.

            "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

            "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by two Officers of the Company or by an Officer and the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee in respect of the Series to which the Company Request or Company Order shall relate.

            "Consolidated Subsidiary" means a Subsidiary which for financial reporting purposes is accounted for by the Company as a consolidated subsidiary.

            "Conversion Agent" shall have the meaning provided in
Section 2.04.

            "Conversion Price" shall have the meaning provided in
Section 12.04.

            "Corporate Trust Office" or other similar term means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date
hereof is located at               ,                       ; the Trustee
will notify the Company of any change thereof.


            "Custodian" shall have the meaning provided in Section 7.01.

            "Date of Conversion" shall have the meaning provided in
Section 12.02.

            "Default" means any event which is, or after notice or passage of time or both would become, an Event of Default.

            "Default Notice" shall have the meaning provided in
Section 13.01.

            "Depository" means, with respect to the Securities of any Series issuable or issued in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 2.02, initially The Depository Trust Company, until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each person who is then a Depository hereunder, and, if at any time there is more than one such person, "Depository" as used with respect to the Securities of any such Series shall mean the Depository with respect to the Global Securities of such Series.

            "Event of Default" shall have the meaning provided in
Section 7.01.

            "Extendible Securities" means Securities of any Series issued hereunder the final maturity of which is extendible for a stated period of time, as shall be provided in, or pursuant to, the Authorizing Resolution and/or supplemental indenture (if any) relating to such Series.

            "Global Security" means a Security evidencing all or a part of a Series of Securities issued to and registered in the name of the Depository for such Series, or its nominee, in accordance with Section 2.02, and bearing the legend prescribed in Section 2.03.

            "Holder" or "Securityholder" means, with respect to any Security, the person in whose name such Security is registered on the Security Register.

            "Indebtedness" means (i) any liability of any person (a) for borrowed money, (b) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, or (c) for the payment of money relating to a Capitalized Lease Obligation;
(ii) any guarantee by any person of any liability of others described in the preceding clause (i); and (iii) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

            "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

            "Interest Payment Date" means, for any Series of Securities issued and outstanding hereunder, the date or dates in each year on which any interest on such Series is paid or made available for payment.

            "Last Sale Price" shall have the meaning provided in
Section 12.03.

            "Legal Holiday" shall have the meaning provided in Section 11.07.

            "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Maturity Date" means the date specified in each Security on which the principal thereof is due and payable in full.

            "Officer" means the Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. See Sections 11.04 and 11.05.

            "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. See Sections 11.04 and 11.05.

            "Original Issue Date" means the date on which a Security is issued to the original purchaser thereof, as specified in such Security.

            "Original Issue Discount Securities" means Securities which provide for an amount less than 100% of the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

            "Paying Agent" shall have the meaning provided in Section 2.04, except that for the purposes of Article 9 the Paying Agent shall not be the Company or any Subsidiary.

            "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

            "Redeemable Securities" means Securities of any Series which may be redeemed, at the option of the Company, prior to the Stated Maturity thereof, on the terms specified in or pursuant to the Authorizing
Resolution and/or supplemental indenture relating to such Series and in accordance with Article 3 herein.

            "Redemption Date" when used with respect to any Security of any Series to be redeemed means the date fixed for such redemption by or pursuant to the provisions of such Security, this Indenture and the Authorizing Resolution and/or supplemental indenture relating to such Security.

            "Redemption Price" when used with respect to any Security of any Series to be redeemed means the price at which it is to be redeemed pursuant to the provisions of such Security, this Indenture and the Authorizing Resolution and/or supplemental indenture relating to such Security.

            "Registrar" shall have the meaning provided in Section 2.04.

            "Regular Record Date" means, for the interest payable on any Interest Payment Date in respect of any Series of Securities, except as provided in, or pursuant to, the Authorizing Resolution and/or supplemental indenture (if any) relating thereto, the day (whether or not a Business
Day) that is fifteen days preceding the applicable Interest Payment Date.

            "Representative" shall have the meaning provided in
Section 13.01.

            "Required Currency" shall have the meaning provided in Section
11.16.

            "SEC" means the Securities and Exchange Commission.

            "Securities" means the Securities, as amended or supplemented from time to time pursuant to the terms of this Indenture, of the Company of any Series that are issued under this Indenture.

            "Security Register" shall have the meaning provided in
Section 2.04.

            "Senior Indebtedness" means Indebtedness of the Company, whether outstanding on the date of issue of any Securities or thereafter created, incurred, assumed or guaranteed by the Company, other than the following:
(i) any Indebtedness as to which, by the terms of the instrument creating or evidencing such Indebtedness, it is expressly provided that such Indebtedness is subordinated in right of payment to all Indebtedness of the Company not expressly subordinated to such Indebtedness, (ii) any Indebtedness which, by its terms, expressly refers to the Securities and states that such Indebtedness shall not be senior, shall be PARI PASSU or shall be subordinated in right of payment to the Securities and (iii) Securities of the same or another Series.

            "Series" means, with respect to Securities issued hereunder, the Securities issued pursuant to any particular Authorizing Resolution and/or supplemental indenture (if any), subject to the right of the Board of Directors to specify in such Authorizing Resolution and/or supplemental indenture (if any) that such Securities shall constitute more than one Series.

            "Sinking Fund" means, with respect to any Sinking Fund Securities, a sinking fund provided for in Article 3B.

            "Sinking Fund Securities" means Securities of any Series which are required to be redeemed from time to time prior to the Stated Maturity thereof in whole or in part under a Sinking Fund, on the terms specified in the Authorizing Resolution and/or supplemental indenture (if any) relating to such Series and in accordance with Article 4 herein.

            "Special Record Date" shall have the meaning provided in
Section 2.13.

            "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

            "Subsidiary" means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and a Subsidiary (or Subsidiaries) of the Company or by a Subsidiary (or Subsidiaries) of the Company or (ii) any other person (other than a corporation) in which the Company, a Subsidiary (or Subsidiaries) of the Company or the Company and a Subsidiary (or Subsidiaries) of the Company, directly or indirectly, at the date of determination thereof has at least majority ownership interest; PROVIDED, that no corporation shall be deemed a Subsidiary until the Company, a Subsidiary (or Subsidiaries) of the Company or the Company and a Subsidiary (or Subsidiaries) of the Company acquires more than 50% of the outstanding voting stock thereof and has elected a majority of its board of directors.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture except as provided in Sections 10.03 and 12.05.

            "Trading Day" shall have the meaning provided in Section 12.03.

            "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means and includes the person or each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

            "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

            "U.S. Government Obligations" shall have the meaning provided in Section 9.01.

            "Yield to Maturity" means, with respect to any Series of Securities, the yield to maturity thereof, calculated at the time of issuance thereof, or, if applicable, at the most recent redetermination of interest thereon, and calculated in accordance with accepted financial practice.

            SECTION 1.02.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC;

            "indenture securities" means the Securities;


            "indenture security holder" means a Securityholder;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Trustee; and

            "obligor" on the indenture securities means the Company or any other obligor on the Securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

            SECTION 1.03.  RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

            (1)  a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect in the United States on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect in the United States on the date hereof;

            (3)  "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular;

            (5)  provisions apply to successive events and transactions;

            (6) "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (7) "include," "included" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation."


                                 ARTICLE 2

                              THE SECURITIES

            SECTION 2.01.  FORM OF SECURITIES.

            The Securities of each Series and the certificate of authentication thereon shall be in substantially the forms set forth in Exhibit A or in such other forms as shall be specified in, or pursuant to, the Authorizing Resolution and/or in the indenture supplemental hereto (if any) relating to such Series, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the said Authorizing Resolution and/or supplemental indenture (if any).

            The definitive Securities of each Series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, or, if they shall not be listed on any securities exchange, in any other manner consistent herewith, all as shall be determined by the officers executing such Securities, as evidenced by their execution of such Securities. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them.

            The terms and provisions contained in the Securities, annexed hereto as Exhibit A or such other forms as specified in the Authorizing Resolution and/or supplemental indenture (if any) relating thereto, shall constitute, and are hereby expressly made, a part of this Indenture.

            SECTION 2.02.  TITLE AND TERMS.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more Series. All Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article 13, to all Senior Indebtedness of the Company. The terms of each Series shall be as provided in an Authorizing Resolution and/or supplemental indenture (if any) or shall be determined in the manner specified therein. The terms to be specified in respect of each Series in the Authorizing Resolution and/or supplemental indenture (if any), or by such person and/or procedures as shall be provided therein, shall include the following:

            (1) the title of the Securities of such Series, which shall distinguish such Series from all other Series;

            (2)  Whether the Securities will be convertible into Common
      Stock and, if so, the terms and conditions upon which such conversion will be effected including the initial Conversion Price and any adjustments thereto in addition to or different from those set forth in Section 11, the conversion period and other provisions in addition to or in lieu of those set forth herein;

            (3) any limit upon the aggregate principal amount of the Securities of such Series which may be authenticated and delivered under this Indenture (except for Securities of such Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
      Section 2.07, 2.08, 2.11, 3.08, 10.05 or 12.02);

            (4) the date or dates on which the principal of the Securities of such Series is payable, and, if the Series shall be Extendible Securities, the terms on which the Company or any other person shall have the option to extend the Maturity of such Securities and the rights, if any, of the Holders to require payment of the Securities;

            (5) the rate or rates at which the Securities of such Series shall bear interest, if any (whether floating or fixed), the provisions, if any, for determining such interest rate or rates and adjustments thereto, the date or dates from which such interest shall accrue, the provisions, if any, for determining such date or dates, the Interest Payment Dates therefor, the Regular Record Dates (if different from those provided in the form of Security herein set forth) for the determination of Holders of the Securities of such Series to whom interest is payable and the basis upon which interest, if any, shall be calculated if other than that of a 360-day year of twelve 30-day months;

            (6) the place or places where the principal of and interest on Securities of such Series shall be payable (if other than as provided in Section 5.02), where Securities of such Series may be surrendered for registration of transfer or exchange and where notices or demands to or upon the Company in respect of Securities of such Series and this Indenture may be served;

            (7) the price or prices at which, the period or periods within which and the terms and conditions upon which the Securities of such Series may be redeemed, in whole or in part, at the option of the Company, pursuant to a Sinking Fund or otherwise;

            (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of such Series, in whole or in part, pursuant to a Sinking Fund or otherwise or at the option of a Holder thereof, and the price or prices at which, the period or periods within which and the terms and conditions upon which such redemption, purchase or repayment shall be made;

            (9) any deletions from, modifications of or additions to the Events of Default provided for herein with respect to the Securities of such Series, and any additions to the covenants or obligations provided for herein of the Company to the Holders of the Securities of such Series;

            (10) if less than 100% of the principal amount of the Securities of such Series is payable on acceleration under
      Section 7.02 or in bankruptcy under Section 7.09 at any time, a schedule of or the manner of computing the amounts which are so payable from time to time;

            (11) the form of the Securities of such Series (which may be, but which need not be, consistent with the form set forth in Exhibit A attached hereto), including whether the Securities of such Series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository with respect to such Global Security or Securities and the circumstances under which any Global Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depository or its nominee, if other than as set forth in Section 2.07;

            (12) if other than United States dollars, the currency(ies) in which payment of the principal of or interest, if any, on the Securities of such Series shall be payable;

            (13) if the principal of or interest, if any, on the Securities of such Series is to be payable, at the election of the Company or a Holder thereof, in a currency or currencies other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (14) if the amount of payments of principal of or interest, if any, on such Securities of the Series may be determined with reference to an index based on a currency or currencies other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;


            (15) whether and under what circumstances the Company will pay any additional amounts on the Securities of such Series in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem the Securities of such Series in lieu of making such payment;

            (16) any provisions relating to the issuance of the Securities of any Series as Original Issue Discount Securities (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrue, if any, and the date or dates from or to which, or period or periods during which, such original issue discount shall accrue at such rate or rates);

            (17) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of any such Series shall be issued; and

            (18) any other terms of the Securities of such Series; PROVIDED, that such other terms shall not be inconsistent with any express terms of this Indenture or in conflict with any express terms of any other Series of Securities which shall be issued and outstanding.

            All Securities of any one Series shall be substantially identical in form except as to denomination and except as may be otherwise provided in and pursuant to the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto.

            All Securities of any one Series need not be issued at the same time and may be issued from time to time, consistent with this Indenture, if so provided by or pursuant to such Authorizing Resolution and/or supplemental indenture (if any) relating thereto.

            Any such Authorizing Resolution with respect to the Securities of any Series filed with the Trustee on or before the initial issuance of the Securities of such Series shall be incorporated herein by reference with respect to Securities of such Series and shall thereafter be deemed to be a part of this Indenture for all purposes relating to the Securities of such Series as if such Authorizing Resolution were set forth herein in full.

            SECTION 2.03.  EXECUTION AND AUTHENTICATION.

            Two Officers or an Officer and the Secretary of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities and may be in facsimile form.

            If an Officer or a Secretary whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

            A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Securities. The Company Order may provide that the Securities which are the subject thereof shall be authenticated and delivered by the Trustee upon the telephonic, written or other order of persons designated in the Company Order, and that such persons are authorized to specify the terms and conditions of such Securities, to the extent permitted by the Authorizing Resolution and/or supplemental indenture (if any) relating thereto. The Trustee shall execute and deliver the supplemental indenture (if any) relating to said Securities and the Trustee shall authenticate and deliver said Securities as specified in such Company Order; PROVIDED that, prior to authentication and delivery of the first Securities of any Series, the Trustee shall have received:

            (1) a copy of the Authorizing Resolution, with a copy of the form of Security approved thereby attached thereto, or a supplemental indenture in respect of the issuance of the Series, executed on behalf of the Company;

            (2) an Officers' Certificate to the effect that the Securities of such Series comply or will comply with the requirements of this Indenture and the said Authorizing Resolution and/or supplemental indenture (if any);

            (3) an Opinion of Counsel (a) to the effect that (i) the Securities of such Series, the Authorizing Resolution and/or the supplemental indenture (if any) relating thereto comply or will comply with the requirements of this Indenture, and (ii) the Securities of such Series, when authenticated and delivered by the Trustee in accordance with the said Company Order, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to (A) bankruptcy and other laws affecting creditors' rights generally as in effect from time to time,
      (B) limitations of generally applicable equitable principles and
      (C) other exceptions acceptable to the Trustee and its counsel; and
      (b) relating to such other matters as may reasonably be requested by the Trustee or its counsel; and

            (4) if the Securities to be issued are Original Issue Discount Securities, an Officers' Certificate setting forth the Yield to Maturity for the Securities or other information sufficient to compute amounts due on acceleration, or specifying the manner in which such amounts are to be determined, provided that such Yield to Maturity and other facts are not specified in the form of the Securities.

            Subject to Section 8.01 hereof, the Trustee shall be fully protected in relying upon the documents delivered to it as provided above in connection with the issuance of any Series of Securities.

            The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.03 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by a committee of its Trust Officers shall determine that such action would expose the Trustee to liability to Holders of previously issued and outstanding Securities.

            Each Security shall be dated the date of its authentication unless otherwise specified in the Authorizing Resolution and/or supplemental indenture relating thereto.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

            The Securities of each Series shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof, or in such other currencies or denominations as may be specified in, or pursuant to, the Authorizing Resolution and/or supplemental indenture (if any) relating to the Series.

            If Securities of any Series are to be issued in the form of one or more Global Securities, then the Company shall deliver such Global Security or Securities executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Global Security or Securities, and the Trustee shall, in accordance with this Section 2.03 and such Company Order, authenticate and deliver such Global Security or Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Series to be issued in the form of such Global Security or Securities and not yet cancelled, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or its nominee to a successor Depository or its nominee."

            Each Depository designated must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

            SECTION 2.04.  REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

            The Company shall cause to be kept a register (the "Security Register") at an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), and, if applicable, an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and the Trustee shall have the right to inspect the Security Register at all reasonable times and to obtain copies thereof. If the Registrar shall not be the Trustee in respect of any Series, the Company shall promptly notify the Registrar as to the amounts and terms of each Security of such Series which shall be authenticated and delivered hereunder, and as to the names in which such Securities shall be registered. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07.

            The Company initially appoints the Trustee as Registrar, Paying Agent and Conversion Agent.


            SECTION 2.05.  PAYING AGENT TO HOLD MONEY IN TRUST.

            Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so the Paying Agent shall have no further liability for the money.

            SECTION 2.06.  SECURITYHOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list furnished to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee ten days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities of any Series and the Company shall otherwise comply with Section 312(a) of the TIA.

            The Trustee shall be entitled to rely upon a certificate of the Registrar, the Company or such other Paying Agent, as the case may be, as to the names and addresses of the Holders of Securities of any Series and the principal amounts and serial numbers of such Securities.

            SECTION 2.07.  TRANSFER AND EXCHANGE.

            When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of the same Series and Stated Maturity of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made to any Holder for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Section 2.11,
3.08 or 10.05 in which case such transfer taxes or similar governmental charges shall be paid by the Company).

            The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any Series during a period beginning at the opening of the day which is 15 Business Days before the day of the mailing of a notice of redemption of Securities of such Series selected for redemption under Section 3.04 or 4.01 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

            Notwithstanding any other provision of this Section 2.07, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or part of the Securities of a Series may not be transferred except as a whole by the Depository for such Series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or a nominee of such successor Depository.

            If at any time the Depository for any Securities of a Series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depository for such Series or if at any time the Depository for such Series shall no longer be eligible under Section 2.03, the Company shall appoint a successor Depository with respect to such Series. If a successor Depository for such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election that the Securities be represented by one or more Global Securities pursuant to Section 2.02 shall no longer be effective and the Company shall deliver Securities of such Series executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with Section 2.03 and such Company Order, authenticate and deliver Securities of such Series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series in exchange for such Global Security or Securities.

            The Company may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the

Company shall deliver Securities of such Series executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with
Section 2.03 and such Company Order, authenticate and deliver Securities of such Series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series, in exchange for such Global Security or Securities.

            If specified by the Company in the Authorizing Resolution and/or supplemental indenture (if any) relating to the Securities of a Series represented by a Global Security, the Depository for such Series may surrender such Global Security in exchange in whole or in part for Securities of the same Series on such terms as are acceptable to the Company and the Depository. Thereupon, the Company shall deliver Securities of such Series executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with Section 2.03 and such Company Order, authenticate and deliver, without charge,

            (1) to the person specified by such Depository, a new Security or Securities of the same Series, in any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

            (2) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (1) above.

            Upon the exchange of a Global Security for the Securities of a Series represented thereby, in authorized denominations, such Global Security shall be cancelled by the Trustee or an Agent of the Company or the Trustee. Securities of a Series issued in exchange for a Global Security pursuant to this Section 2.07 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an Agent of the Company or the Trustee. The Trustee or such Agent shall deliver at its office such Securities to or as directed by the persons in whose names such Securities are so registered.


            SECTION 2.08.  REPLACEMENT SECURITIES.

            If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of like tenor, Series and principal amount, bearing a number not assigned to any Security of the same Series then outstanding, if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

            Every replacement Security is an additional obligations of the Company.

            SECTION 2.09.  OUTSTANDING SECURITIES.

            Securities, or Securities of any particular Series, outstanding at any time are all such Securities that have been authenticated and delivered by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.
A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

            If the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on the Maturity Date or Redemption Date money sufficient to pay Securities payable on such date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made.

            If a Security is converted into Common Stock pursuant to
Article 12 hereof, then such Security shall cease to be outstanding.

            SECTION 2.10.  TREASURY SECURITIES.

            In determining whether the Holders of the required principal amount of Securities of any Series have concurred in any direction, waiver or consent (a) the principal amount of an Original Issue Discount Security, if any, of such Series that shall be deemed to be outstanding for such purposes shall be the amount that would be due and payable as of the date of determination upon a declaration of acceleration thereof pursuant to Section
7.02 and (b) Securities of such Series owned by the Company or an Affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such Series which the Trustee actually knows are so owned shall be so disregarded. Upon the request of the Trustee, the Company shall furnish to the Trustee an Officers' Certificate identifying all Securities of such Series, if any, known by the Company to be owned by it or any of its Affiliates.

            SECTION 2.11.  TEMPORARY SECURITIES.

            Until definitive Securities of any Series are ready for delivery, the Company may prepare and execute and, upon compliance with the requirements of Section 2.03, the Trustee shall authenticate temporary Securities of such Series. Temporary Securities of any Series shall be substantially in the form of definitive Securities of such Series but may have variations that the Company considers appropriate for temporary Securities. In the case of Securities of any Series, such temporary Securities may be in global form. Except in the case of temporary Global Securities (which shall be exchanged as otherwise provided herein or as otherwise provided in or pursuant to the Authorizing Resolution and/or supplemental indenture (if any) relating thereto, without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities for such Series in exchange for temporary Securities of such Series in an exchange pursuant to Section 2.07.

            SECTION 2.12.  CANCELLATION.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment or cancellation or for credit against any Sinking Fund Payment in respect of such Series pursuant to
Section 4.02. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

            SECTION 2.13.  DEFAULTED INTEREST.

            If the Company defaults in a payment of interest on the Securities of any Series, it shall pay the defaulted interest, plus any interest payable on the defaulted interest, to the persons who are Holders of such Securities on a subsequent special record date ("Special Record Date") and such term, as used in this Section 2.13 with respect to the payment of any defaulted interest, shall mean the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the Special Record Date, the Company shall mail to each holder of such Securities a notice that states the Special Record Date, the payment date and the amount of defaulted interest to be paid.

            SECTION 2.14.  PERSONS DEEMED OWNERS.

            The Company, the Trustee and any agent may treat the persons in whose name any Security is registered as the owners of such Security for the purpose of receiving payment of principal of and (subject to Section 2.13) interest on such Security and for all other purposes whatsoever, whether or not such Security shall have matured, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

                                 ARTICLE 3

                                REDEMPTION

            SECTION 3.01.  RIGHT OF REDEMPTION.

            Redeemable Securities may be redeemed otherwise than through the operation of the Sinking Fund provided for in Article 4 at the election of the Company at the times, on the conditions and at the Redemption Prices specified therein, in (or pursuant to) the Authorizing Resolution relating thereto or in the supplemental indenture (if any) executed in connection with the issuance of such Securities to the extent provided therein, any Redemption Price to be accompanied by accrued interest to the Redemption Date.

            SECTION 3.02.  APPLICABILITY OF ARTICLE.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision referred to in
Section 3.01, shall be made in accordance with such provision and this Article.

            SECTION 3.03.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The Election of the Company to redeem any Securities of any Series shall be evidenced by a Board Resolution or set forth in an Officers' Certificate which states that such election has been duly authorized by all requisite corporate action on the part of the Company. In case of any redemption at the election of the Company of less than all of the Securities of such Series the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of the Series or the several Series, as the case may be, to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

            SECTION 3.04.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities of any Series are to be redeemed, the particular Securities of such Series to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such Series not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed or, if the Securities are not listed on a national securities exchange, on a PRO RATA basis or by lot, as the Trustee deems appropriate in its sole discretion. The Trustee may select for redemption portions (equal to the minimum authorized denomination of the Series or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than such minimum denomination. If the Company shall so specify, Securities held by the Company or any of its Subsidiaries or Affiliates shall not be included in the Securities selected for redemption.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.
 Upon any redemption of less than all the Securities of a Series, for purposes of selection for redemption the Company and the Trustee may treat outstanding Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

            SECTION 3.05.  NOTICE OF REDEMPTION.

            Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1)  the Redemption Date;

            (2)  the Redemption Price;

            (3) if less than all outstanding Securities of the Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon shall cease to accrue on and after said date;

            (5) that the redemption is for a Sinking Fund, if such is the case;

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

            (7) if applicable, the Conversion Price then in effect and the date on which the right to convert such Securities or the portions thereof to be redeemed will expire.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

            SECTION 3.06.  DEPOSIT OF REDEMPTION PRICE.

            On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.05) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities or portions thereof which are to be redeemed on that date (other than Securities or portions thereof surrendered for conversion into Common Stock). If any Security called for redemption is converted into Common Stock pursuant hereto, any monies deposited with the Trustee or a Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon the Company's request, or, if then held by the Company, shall be discharged from such trust.

            SECTION 3.07.  SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and from and after such date (unless an earlier date shall be specified in the Authorizing Resolution or supplemental indenture (if any) pursuant to which the terms of the Securities of such Series were established) such Securities shall cease to be convertible into Common Stock. Upon surrender of any such Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular or Special Record Date according to their terms and the provisions of such Security and Section 2.13.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the Redemption Date at the rate borne by the Security or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof, and such Security shall remain convertible into Common Stock until the Redemption Price of such Security (together with such interest thereon) shall have been paid or duly provided for.

            SECTION 3.08.  SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for that purpose pursuant to Section 5.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same Series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE 4

                               SINKING FUND

            SECTION 4.01.  SINKING FUND PAYMENTS.

            As and for a Sinking Fund for the retirement of Sinking Fund Securities, the Company will, until all such Securities are paid or payment thereof is duly provided for, deposit in accordance with Section 3.06, at such times and subject to such terms and conditions as shall be specified in the provisions of such Securities and the Authorizing Resolution and/or supplemental indenture (if any) relating thereto, such amounts in cash or such other Required Currency as shall be required or permitted under such provisions in order to redeem Securities on the specified Redemption Dates at a Redemption Price equal to their principal amounts, less in each such case the amount of any credit against such payment received by the Company under
Section 4.02. Each such Sinking Fund payment shall be applied to the redemption of Securities on the specified Redemption Date as herein provided.

            SECTION 4.02.  SATISFACTION OF SINKING FUND
                           PAYMENTS WITH SECURITIES.

            The Company (1) may deliver Securities of the same Series (other than any Securities of such Series previously called for redemption pursuant to the Sinking Fund or theretofore applied as a credit against a Sinking Fund payment), (2) may apply as a credit Securities of the same Series redeemed at the election of the Company pursuant to Section 3.01 or through the operation of the Sinking Fund in any period in excess of the minimum amount required for such period under Section 4.01 and not theretofore applied as a credit against a Sinking Fund payment, or (3) may apply as credit Securities of the same Series (not previously so credited) converted into Common Stock and so delivered to the Trustee for cancellation, in each case in satisfaction of all or any part of any Sinking Fund payment required to be made pursuant to
Section 4.01. Each such Security so delivered or applied shall be credited for such purpose by the Trustee at a Redemption Price equal to its principal amount or, in the case of an Original Issue Discount Security, its then accreted value, and the required amount of such Sinking Fund payment in respect of such Series shall be reduced accordingly.

            SECTION 4.03.  REDEMPTION OF SECURITIES FOR
                           SINKING FUND.

            If in any year the Company shall elect to redeem in excess of the minimum principal amount of Securities of any Series required to be redeemed pursuant to Section 4.01 or to satisfy all or any part of any Sinking Fund payment by delivering or crediting Securities of the same Series pursuant to
Section 4.02, then at least 45 days prior to the date on which the Sinking Fund payment in question shall be due, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the Sinking Fund payment and the portions thereof which are to be satisfied by payment of cash or such other Required Currency, by delivery of Securities of such Series or by crediting Securities of such Series (including Securities of such Series previously converted into Common Stock), and, at least 45 days prior to the Sinking Fund payment date (or such shorter period as shall be approved by the Trustee), will also deliver to the Trustee the Securities of such Series to be so delivered. Such Officers' Certificate shall also state that the Securities forming the basis of any such credit do not include any Securities which have been redeemed through the operation of the Sinking Fund in the minimum amount required under Section 4.01 or previously credited against any Sinking Fund payment. The Trustee shall, upon the receipt of such Officers' Certificate (or, if it shall not have received such an Officers' Certificate at least 45 days prior to the Sinking Fund payment date, then following such 45th day), select the Securities of such Series to be redeemed upon the next Sinking Fund payment date, in the manner specified in Section 3.04, and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.05. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.06, 3.07 and 3.08.

                                 ARTICLE 5

                                 COVENANTS

            SECTION 5.01.  PAYMENT OF SECURITIES.

            The Company shall pay the principal of and interest on the Securities of each Series on the dates and in the manner provided in the Securities and in this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment.

            The Company shall pay interest on overdue principal at the respective rates borne by such Securities or, in the case of Original Issue Discount Securities, at rates equal to the respective Yields to Maturity thereof; it shall pay interest on overdue installments of interest at the respective rates borne by such Securities to the extent lawful.

            SECTION 5.02.  MAINTENANCE OF OFFICE OR AGENCY.

            Except as otherwise provided in the Authorizing Resolutions and/or supplemental indenture (if any) relating to any Series, the Company will maintain in The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange, for presentation for payment or, if applicable, for conversion, and where notices and demands to or upon the Company in respect to the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of any Series or a particular Series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby initially designates the Trustee in The City of New York, as an agency of the Company in accordance with Section 2.04.

            SECTION 5.03.  CORPORATE EXISTENCE.

            Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and material franchises of the Company; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors or management of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and if the loss thereof is not, and will not be, adverse in any material respect to the Holders.

            SECTION 5.04.  COMPLIANCE CERTIFICATE.

            The Company shall deliver to the Trustee within 90 days after the end of each fiscal quarter of the Company an Officers' Certificate stating whether or not the signers know of the existence of any Default or Event of Default by the Company and whether all of the conditions and covenants of the Company are being complied with regardless of any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe the Default or Event of Default, as the case may be, and its status. The first Officers' Certificate to be delivered pursuant to this Section 5.04 shall be for the fiscal quarter ending immediately after the Original Issue Date.

            SECTION 5.05.  SEC REPORTS

            (a) The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of TIA Section 314(a).

            (b) So long as the Securities of any Series remain outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders to be mailed to the Holders of Securities outstanding at the their addresses appearing in the Security Register.

            SECTION 5.06.  WAIVER OF STAY, EXTENSION
                           OR USURY LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities of any Series as contemplated herein, whenever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee but will suffer and permit the execution of every such power as though no law had been enacted.

                                 ARTICLE 6

                           SUCCESSOR CORPORATION

            SECTION 6.01.  WHEN COMPANY MAY MERGE, ETC.

            The Company shall not consolidate with or merge with or into any other corporation or transfer all or substantially all of its properties and assets as an entirety to any person, unless:

            (1) either the Company shall be the continuing person, or the person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company as an entirety are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities of each Series and this Indenture and shall expressly provide for the conversion rights, if any, in accordance with this Indenture;

            (2) immediately before and immediately after giving effect to such transaction, no Event of Default and no Default shall have occurred and be continuing; and

            (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

            Notwithstanding the foregoing, any Subsidiary may consolidate with, merge with or into or transfer all or part of its properties and assets to the Company or any other Subsidiary or Subsidiaries.

            SECTION 6.02.  SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any consolidation or merger, or any transfer of all or substantially all of the properties and assets of the Company in accordance with Section 6.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

                                 ARTICLE 7

                           DEFAULT AND REMEDIES

            SECTION 7.01.  EVENTS OF DEFAULT.

            An "Event of Default" occurs if, with respect to any Series of Securities, unless it is either inapplicable to a particular Series or it is specifically deleted or modified in the Authorizing Resolution and/or supplemental indenture (if any) in respect of such Series, and upon any other events which may be specified as Events of Default in the Authorizing Resolution and/or supplemental indenture (if any) in respect of such Series:

            (1) the Company defaults in the payment of interest on any Securities of such Series when the same becomes due and payable and the default continues for a period of 30 days;

            (2) the Company defaults in the payment of the principal of any Securities of such Series when the same becomes due and payable at its Maturity or otherwise or defaults in the deposit of any Sinking Fund installment in respect of such Series, when and as payable by the terms of Section 4.01 hereof;

            (3) the Company fails to comply with any of its other agreements contained in the Securities of such Series or this Indenture (other than an agreement relating exclusively to another Series of Securities) and the default continues for the period and after the notice specified below;

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                  (A)  commences a voluntary case or proceeding,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its creditors; or

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Company for all or substantially all of its properties, or

                  (C)  orders the liquidation of the Company,

      and in each case the order or decree remains unstayed and in effect for 60 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            A Default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities of such Series notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases. Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities of such Series then outstanding.

            Subject to the provisions of Sections 8.01 and 8.02, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the corporate trust office of the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

            SECTION 7.02.  ACCELERATION.

            If an Event of Default (other than an Event of Default specified in Section 7.01(4) or (5)) with respect to Securities of any Series occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in principal amount of such Securities of such Series then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms thereof) and accrued interest to the date of acceleration on all such Securities of such Series then outstanding (if not then due and payable) to be due and payable and, upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 7.01(4) or (5) occurs, all unpaid principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms thereof) and accrued interest on all Securities of every Series then outstanding shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount and interest, all of the Company's obligations under such Securities of such Series and this Indenture with respect to such Securities of such Series, other than obligations under Section 8.07, shall terminate.

The Holders of a majority in principal amount of the Securities of such Series then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of the Securities of such Series which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 8.07 have been made. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 6.02, the Company shall not be obligated to pay any premium in connection with any repayment arising from an Event of Default.

            SECTION 7.03.  OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities of the Series as to which the Event of Default shall have occurred or to enforce the performance of any provision of such Securities or the Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities of the Series as to which the Event of Default shall have occurred or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

            SECTION 7.04.  WAIVER OF PAST DEFAULTS.

            Subject to Sections 7.07 and 10.02, the Holders of a majority in principal amount of the outstanding Securities of a Series by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any such Security as specified in clauses (1) and (2) of Section 7.01.

When a Default or Event of Default is waived, it is cured and ceases.

            SECTION 7.05.  CONTROL BY MAJORITY.

            The Holders of a majority in principal amount of the outstanding Securities of a Series (or, if more than one Series is affected, of all such Series voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 7.06.  LIMITATION ON SUITS.

            A Securityholder may not pursue any remedy with respect to this Indenture or the Securities of the applicable Series unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the outstanding Securities of the Series in respect of which the Event of Default has occurred make a written request to the Trustee to pursue a remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities of such Series do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

            A Holder of Securities of any Series may not use this Indenture to prejudice the rights of any other Holders of Securities of that Series or to obtain a preference or priority over any other Holders of Securities of that Series.

            SECTION 7.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, but subject to Article 13, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

            SECTION 7.08.  COLLECTION SUIT BY TRUSTEE.

            If an Event of Default in payment of interest or principal specified in Section 7.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities of the Series in respect of which the Event of Default has occurred for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal or, in the case of Original Issue Discount Securities, the then accreted value, and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by such Securities or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            SECTION 7.09.  TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

            SECTION 7.10.  PRIORITIES.

            If the Trustee collects any money or property pursuant to this
Article 7 with respect to Securities of a Series, it shall pay out the money or property in the following order:

            First:  to the Trustee for amounts due under Section 8.07;

            Second: to Holders for amounts due and unpaid on the Securities of such Series in respect of which monies have been collected for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

            Third:  to the Company.

            The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

            SECTION 7.11.  UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07, or a suit by any Holder or a group of Holders of more than 10% in principal amount of the outstanding Securities of all Series (or, if the matter in issue does not relate to all Series of Securities, then the Holders of 10% in principal amount of the outstanding Securities of all Series to which such issue relates) (treated as a single class).

                                 ARTICLE 8

                                  TRUSTEE

            SECTION 8.01.  DUTIES OF TRUSTEE.

            (a) The Trustee, except during the continuance of an Event of Default known to it pursuant to Section 7.01, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default known to the Trustee pursuant to Section 7.01 has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default known to the Trustee pursuant to Section 7.01:

            (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee;

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this paragraph does not limit the effect of paragraphs (a) and (b) of this Section 8.01;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.01.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company in writing. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            SECTION 8.02.  RIGHTS OF TRUSTEE.

            Subject to Section 8.01:

            (a) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person; the Trustee need not investigate any fact or matter stated in the document;

            (b) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 11.05; the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

            (c) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

            (d) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers;

            (e) the Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel; and

            (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Holders, including, without limitation, the duties, rights and powers specified in Section 7.02 hereof, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or action.

            SECTION 8.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
Any Agent may do the same with like rights. However, the Trustee is subject to Sections 8.10 and 8.11.

            SECTION 8.04.  TRUSTEE'S DISCLAIMER.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities of any Series, it shall not be accountable for the recitals contained in this Indenture or for the Company's use of the proceeds from the Securities of any Series, and it shall not be responsible for any statement in the Securities of any Series, or in any prospectus used to sell the Securities of any Series, other than its certificate of authentication.

            SECTION 8.05.  NOTICE OF DEFAULTS.

            If a Default or Event of Default occurs and is continuing with respect of any Series of Securities, and if it is actually known to the Trustee pursuant to Section 7.01 hereof, the Trustee shall mail to each Holder of the Securities of such Series notice of the Default or Event of Default within 75 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security or in the payment of any Sinking Fund installment, the Trustee may withhold such notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

            SECTION 8.06.  REPORTS BY TRUSTEE TO HOLDERS.

            The Trustee shall transmit to the Holder such reports concerning, among other things, the Trustee and its action under this Indenture as may be required pursuant to the TIA at the time and in compliance with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b)(2) and 313(c).

            A copy of each such report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange, if any, on which the Securities of any Series are listed.


            The Company shall notify the Trustee if the Securities of any Series become listed on any stock exchange.

            SECTION 8.07.  COMPENSATION AND INDEMNITY.

            The Company shall pay to the Trustee from time to time such compensation as shall be agreed upon in writing by the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the administration of this trust and its duties hereunder, including the reasonable expenses of defending itself against any claim of liability arising hereunder. The

Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

            To secure the Company's payment obligations in this Section 8.07, the Trustee shall have a lien prior to the Securities of each Series on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            SECTION 8.08.  REPLACEMENT OF TRUSTEE.

            The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities of all Series (voting as a single class) may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent. Pursuant to a Company Order, the Company may remove the Trustee if:

            (1)  the Trustee fails to comply with Section 8.10;


            (2)  the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4)  the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities of all Series

(voting as a single class) may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 8.07, all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 8.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities of all Series (voting as a single class) may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA Section 310(a)(5).

            Notwithstanding replacement of the Trustee pursuant to this
Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

            SECTION 8.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

            SECTION 8.10.  ELIGIBILITY; DISQUALIFICATION.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision permitted by the second sentence of TIA Section 310(b).

            SECTION 8.11.  PREFERENTIAL COLLECTION OF
                           CLAIMS AGAINST COMPANY.

            The Trustee shall comply with TIA Section 311(a), excluding from the operation of 311(a) any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE 9

                          DISCHARGE OF INDENTURE

            SECTION 9.01.  TERMINATION OF COMPANY'S OBLIGATIONS.

            The Company may terminate its obligations under the Securities of any Series and this Indenture with respect to such Series, except those obligations referred to in the immediately succeeding paragraph, (a) if all Securities of such Series previously authenticated and delivered (other than destroyed, lost or stolen Securities of such Series which have been replaced or paid or Securities of such Series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or (b) if, following the date on which the Company shall have given notice to the Trustee of its intention to defease all of the Securities of such Series, the Company has irrevocably deposited or caused to be deposited with the Trustee or a Paying Agent (other than the Company or a Subsidiary), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, as trust funds in trust solely for the benefit of the Holders for that purpose (i) in the case of any Securities of any Series denominated in United States dollars, an amount of cash sufficient to pay principal of and interest on such outstanding Securities at their respective Stated Maturities, or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged, including but not limited to depository receipts issued by a bank as custodian with respect to any such security held by the custodian for the benefit of the holder of such depository receipt ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of and interest on such outstanding Securities at their respective Stated Maturities and (ii) in the case of any Securities of any Series denominated in any currency other than United States dollars, an amount of the Required Currency sufficient to pay principal of and interest on such outstanding Securities at their respective Stated maturities; PROVIDED that the Trustee or such Paying Agent shall have been irrevocably instructed to apply such cash, the proceeds of such U.S. Government Obligations or the Required Currency, as the case may be, to the payment of said principal and interest with respect to the Securities of such Series; and PROVIDED, FURTHER, that if such irrevocable deposit in trust with the Trustee of cash, U.S. Government Obligations or the Required Currency, as the case may be, is made on or prior to one year from the Stated Maturity for payment of principal of the Securities of the applicable Series, the Company shall have delivered to the Trustee either an Opinion of Counsel with no material qualifications in form and substance satisfactory to the Trustee to the effect that Holders of such Securities (i) will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit (and the defeasance contemplated in connection therewith) and (ii) will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, or an applicable favorable ruling to that effect received from or published by the Internal Revenue Service.

            Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 5.01, 5.02, 8.07, 8.08,
9.03, 9.04 and Article 12 and except as otherwise provided in the Authorizing Resolution and/or the supplemental indenture (if any) in respect of any Series, shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections 8.07, 9.03 and 9.04 shall survive.

            After any such irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of the applicable Series and this Indenture with respect to such Series except for those surviving obligations specified above.

            SECTION 9.02.  APPLICATION OF TRUST MONEY.

            The Trustee or Paying Agent shall hold in trust cash, U.S. Government Obligations or the Required Currency, as the case may be, deposited with it pursuant to Section 9.01, and shall apply the deposited cash, the money from U.S. Government Obligations or the Required Currency, as the case may be, in accordance with this Indenture to the payment of principal of and interest on the Securities.

            SECTION 9.03.  REPAYMENT TO COMPANY.

            Subject to Section 9.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time. Subject to the provisions of applicable law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, PROVIDED, HOWEVER, the Trustee or such Paying Agent before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, the Trustee shall be released from all further liability with respect to such money and Securityholders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

            SECTION 9.04.  REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any cash, U.S. Government Obligations or the Required Currency, as the case may be, in accordance with Section 9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture (with respect to the applicable Series) and the Securities of the applicable Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.01 until such time as the Trustee or Paying Agent is permitted to apply all such cash, U.S. Government Obligations and Required Currency, as the case may be, in accordance with Section 9.01; PROVIDED, HOWEVER, that if the

Company has made any payment of interest on or principal of any Securities of any Series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash, U.S. Government Obligations or the Required Currency, as the case may be, held by the Trustee or Paying Agent.

            SECTION 9.05.  INDEMNITY FOR U.S.
                           GOVERNMENT OBLIGATIONS.

            The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received on such U.S. Government Obligations.

                                ARTICLE 10

                    AMENDMENTS, SUPPLEMENTS AND WAIVERS

            SECTION 10.01.  WITHOUT CONSENT OF HOLDERS.

            The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of any Series without notice to or consent of any Securityholder:

            (1)  to cure any ambiguity, defect or inconsistency;

            (2)  to comply with Article 6;

            (3) to provide for uncertificated Securities in addition to certificated Securities;

            (4) to make any change that does not adversely affect the rights of any Securityholder of such Series;

            (5) to provide for the issuance and the terms of any particular Series of Securities, the rights and obligations of the Company and the Holders of Securities of such Series, the form or forms of the Securities of such Series and such other matters in connection therewith as the Board of Directors of the Company shall consider appropriate, including, without limitation, provisions for
      (a) additional or different covenants, restrictions or conditions applicable to such Series, (b) additional or different Events of Default in respect of such Series,

      (c) a longer or shorter period of grace and/or notice in respect of any provision applicable to such Series than is provided in Section 7.01, (d) immediate enforcement of any Event of Default in respect of such Series or (e) limitations upon the remedies available in respect of any Events of Default in respect of such Series or upon the rights of the holders of Securities of such Series to waive any such Event of Default; PROVIDED, that this paragraph (5) shall not be deemed to require the execution of a supplemental indenture to provide for the issuance of any Series of Securities unless the same shall be provided for in the Authorizing Resolution relating thereto; or

            (6)  to provide for a separate Trustee for one or more Series.

            SECTION 10.02.  WITH CONSENT OF HOLDERS.

            Subject to Section 7.07, with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of all Series affected thereby (voting as a single class), the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or such Securities without notice to any Securityholder. Subject to Section 7.07, the Holders of a majority in principal amount of the outstanding Securities of all Series affected thereby (voting as a single class) may waive compliance by the Company with any provision of this Indenture or such Securities without notice to any Securityholder; PROVIDED, that, only the holders of a majority in principal amount of Securities of a particular Series may waive compliance with a provision of this Indenture or the Securities of such Series having applicability solely to such Series. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 7.04, may not:

            (1) reduce the amount of Securities of such Series or all Series (voting as a single class), as the case may be, whose Holders must consent to an amendment, supplement or waiver;

            (2) reduce the rate or change the Stated Maturity for payment of interest on any Security;

            (3) reduce the principal or any premium payable upon the redemption of or change the Stated Maturity of any Security;

            (4) waive a Default in the payment of the principal of or interest on any Security;

            (5) make any changes in Section 7.04, 7.07 or the third sentence of this Section 10.02;

            (6) make any Security payable in money other than that stated in the Security; or

            (7) adversely affect the right to convert the Securities into Common Stock in accordance herewith.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other Series.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 10.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

            SECTION 10.04.  REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of such Security or portion of such Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke in writing the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the written notice of revocation before the date the amendment, supplement or waiver becomes effective.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver which shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Holder of a Security of such Series, unless it makes a change described in any of clauses (1) through (7) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security of the same Series that evidences the same debt as the consenting Holder's Security.

            SECTION 10.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security of the same Series that reflects the changed terms.

            SECTION 10.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

            The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 10 is authorized or permitted by this Indenture. The

Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 10.07.  SUBORDINATION UNIMPAIRED.

            This Indenture may not be amended to alter the subordination of any Security without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                ARTICLE 11

                               MISCELLANEOUS

            SECTION 11.01.  TRUST INDENTURE ACT CONTROLS.

            If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

            SECTION 11.02.  NOTICES.

            Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

            if to the Company:

                  Forest Oil Corporation
                  1600 Broadway
                  Suite 2200
                  Denver, Colorado  80202

                  Attention:  Chief Financial Officer

            if to the Trustee:

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Securityholder shall be mailed to him at his address as it appears on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            SECTION 11.03.  COMMUNICATIONS BY HOLDERS
                            WITH OTHER HOLDERS.

            Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities of an applicable Series. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

            SECTION 11.04.  CERTIFICATE AND OPINION
                            AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            SECTION 11.05.  STATEMENTS REQUIRED IN
                            CERTIFICATE OR OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

            SECTION 11.06.  RULES BY TRUSTEE, PAYING AGENT,
                            REGISTRAR.

            The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

            SECTION 11.07.  LEGAL HOLIDAYS.

            A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

            SECTION 11.08.  GOVERNING LAW.

            THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS
INDENTURE AND THE SECURITIES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAW.

            SECTION 11.09.  NO ADVERSE INTERPRETATION
                            OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

            SECTION 11.10.  NO RECOURSE AGAINST OTHERS.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

            SECTION 11.11.  SUCCESSORS.

            All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

            SECTION 11.12.  DUPLICATE ORIGINALS.

            The parties may sign any number of copies of the Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            SECTION 11.13.  SEPARABILITY.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

            SECTION 11.14.  ACTION OF HOLDERS WHEN SECURITIES ARE
                            DENOMINATED IN DIFFERENT CURRENCIES.

            Whenever any action is to be taken hereunder by the Holders of two or more Series of Securities denominated in different currencies, then, for the purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a currency other than United States dollars shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such currency as determined by the Company or by an authorized exchange rate agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such action by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An exchange rate agent may be authorized in advance or from time to time by the Company, and may be the Trustee or its Affiliate. Any such determination by the Company or by any such exchange rate agent shall be conclusive and binding on all Holders and the Trustee, and neither the Company nor such exchange rate agent shall be liable therefor in the absence of bad faith.

            SECTION 11.15.  MONIES OF DIFFERENT CURRENCIES
                            TO BE SEGREGATED.

            The Trustee shall segregate monies, funds, and accounts held by the Trustee hereunder in one currency from any monies, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

            SECTION 11.16.  PAYMENT TO BE IN PROPER CURRENCY.

            Each reference in any Security, or in the Authorizing Resolution and/or supplemental indenture, if any, relating thereto, to any currency shall be of the essence. In the case of any Security denominated in any currency (the "Required Currency") other than United States dollars, except as otherwise provided therein or in the related Authorizing Resolution and/or supplemental indenture, if any, the obligation of the Company to make any payment of principal of or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency. The costs and risks of any such exchange, including without limitations, the risks of delay and exchange rate fluctuation, shall be borne by the Company; the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                ARTICLE 12

                         CONVERSION OF SECURITIES

            SECTION 12.01.  APPLICABILITY OF ARTICLE.

            The provisions of this Article shall be applicable to the Securities of any Series which are convertible into Common Stock pursuant to the Authorizing Resolution and/or Supplemental Indenture (if any) by which the form and terms of the Securities of such Series were established, as and to the extent provided by the terms of the Securities of such Series.

            SECTION 12.02.  EXERCISE OF CONVERSION PRIVILEGE.

            In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Conversion Agent at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of $1,000 in principal amount, and, if such Security is surrendered for conversion during the period between the close of business on any Regular Record Date for such Security and the opening of business on the related Interest Payment Date and has not been called for redemption on a Redemption Date within such period (or on such Interest Payment Date), accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the portion of the principal amount of the Security being surrendered for conversion. Such notice shall also state the name or names (and address) in which the certificate or certificates of shares of Common Stock shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Conversion Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Conversion Agent duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 12.07, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on conversion of such Security in accordance with the provisions of such Security and cash, as provided in Section 12.03, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be at the Conversion Price in effect, and shall be deemed to have been effected, immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice in proper form shall have been received by the Conversion Agent and such Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice in proper form. In the case of conversion of a portion, but less than all, of a Security, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security. The right, if any, of a Holder of any Security to cause the Company to redeem, purchase or repay such Security shall terminate upon receipt by the Company of any notice of conversion of such Security.

            SECTION 12.03.  FRACTIONAL INTERESTS.

            No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 12.03, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in cash equal to the value of such fraction computed on the basis of the Last Sale Price of one share of Common Stock on the most recent Trading Day prior to the Date of Conversion. "Last Sale Price" on any Trading Day shall mean
(i) the closing price regular way (or, if no closing price is reported, the average of the bid and asked prices) as reported on the New York Stock Exchange Composite Tape, or (ii) if on such Trading Day the Common Stock is not listed or admitted to trading on such exchange, the closing price regular way (or, if no closing price is reported, the average of the bid and asked prices) on the principal national securities exchange on which the Common stock is listed or admitted to trading, or (iii) if not listed or admitted to trading on any national securities exchange on such Trading Day, then the average of the closing bid and asked prices as reported through the National Association of Securities Dealers, Inc. on its Nasdaq National Market System or Nasdaq System or a similar organization if Nasdaq is no longer reporting information, or (iv) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System or Nasdaq System on such Trading Day, then the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (v) if not quoted by any such organization on such Trading Day, the fair value of such Common Stock on such Trading Day, as determined by the Board of Directors. The term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on any of the above mentioned exchanges or in such markets.

            SECTION 12.04.  ADJUSTMENT OF CONVERSION PRICE.

            The conversion price or rate (herein called the "Conversion Price") for the Securities of any Series shall be as set forth in the Authorizing Resolution and/or supplemental indenture (if any) pursuant to which the form and terms of the Securities of such Series were established, and, except as otherwise provided therein, shall be subject to adjustment from time to time as follows:

            (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Common Stock on the Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) issue by reclassification of its Common Stock any shares of Capital Stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock of the Company which such Holder would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of Capital Stock (including shares of Common Stock and other Capital Stock) of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of Capital Stock or shares of Common Stock and other Capital Stock.

            (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                  (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

                  (2) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which

                  (3) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

      Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

            (c) In case the Company shall distribute to substantially all holders of Common Stock, evidences of indebtedness, equity securities (including equity interests in the Company's Subsidiaries) other than Common Stock, or other assets (other than cash dividends paid out of surplus of the Company), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (b) above) then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection
      (d) below) of the Common Stock on the record date mentioned below less the then fair market value as determined by the Board of Directors (whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

            (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

            (e) In any case in which this Section 12.04 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and before such adjustment shall have become effective, (i) defer paying any cash payment pursuant to Section 12.03 or issuing to the Holder of such Security the number of shares of Common Stock and other Capital Stock of the Company issuable upon such conversion in excess of the number of shares of Common Stock and other Capital Stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 12.03 and issue to such Holder the additional shares of Common Stock and other Capital Stock of the Company issuable on such conversion.


            (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price; PROVIDED that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; PROVIDED, FURTHER, that adjustment shall be required and made in accordance with the provisions of this Article 11 (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or

      Common Stock. All calculations under this Article 11 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            (g) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each Conversion Agent an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder of Securities in the manner provided in Section 11.02.

Anything in this Section 12.04 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 12.04, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

            SECTION 12.05.  CONTINUATION OF CONVERSION PRIVILEGE
                            IN CASE OF MERGER, CONSOLIDATION OR
                            SALE OF ASSETS.

            If any of the following shall occur, namely: (a) any consolidation or merger of the Company as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock; or
(b) any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such consolidation, merger, sale, lease, exchange or other disposition, execute and deliver to the Trustee a supplemental indenture (which shall conform to the TIA as in force at the date of the execution thereof) providing that the Holder of each convertible Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon or in connection with such consolidation, merger, sale, lease, exchange or other disposition by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such consolidation, merger, sale, lease, exchange or other disposition. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such consolidation, merger, sale, lease, exchange or other disposition, the stock or other securities and property (including cash) receivable thereupon or in connection therewith by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale, lease, exchange or other disposition, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 12.05 shall similarly apply to successive consolidations, mergers, sales, leases, exchanges or other dispositions.

            Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Securities in the manner provided in
Section 11.02.

            Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, sale, lease, exchange or other disposition or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 8.01 and 8.02, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

            SECTION 12.06.  NOTICE OF CERTAIN EVENTS.

            If:

            (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Common Stock otherwise than in cash; or

            (b) the Company shall authorize the granting to all holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

            (c) the Company shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company; or

            (d) there shall be authorized or ordered any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in
Section 5.02, and shall cause to be mailed to each Holder of Securities, in the manner provided in Section 11.02, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) such reclassification, change, consolidation, merger, sale, lease, exchange or other disposition, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, lease, exchange or other disposition, dissolution, liquidation or winding-up.

            SECTION 12.07.  TAXES ON CONVERSION.

            The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted (or payment of cash in lieu thereof to a person other than such Holder) and no such issue or delivery (or payment) shall be made unless and until the person requesting such issue or delivery (or payment) has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.
 The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

            SECTION 12.08.  COMPANY TO PROVIDE STOCK.

            The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of convertible Securities from time to time as such Securities are presented for conversion; PROVIDED, HOWEVER, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

            If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; PROVIDED, HOWEVER, that nothing in this Section 12.08 shall be deemed to affect in any way the obligations of the Company to convert Securities into Common Stock as provided in this Article 12.

            Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

            The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.


            SECTION 12.09.  DISCLAIMER OF RESPONSIBILITY
                            FOR CERTAIN MATTERS.

            Neither the Trustee, any Conversion Agent nor any agent of either shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the Officer's Certificate referred to in Section 12.04(g), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, any Conversion Agent nor any agent of either shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee, any Conversion Agent nor any agent of either makes any representation with respect thereto. Neither the Trustee, any Conversion Agent nor any agent of either shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to
Section 8.01 and 8.02, to comply with any of the covenants of the Company contained in this Article 12.

            Section 12.10.  RETURN OF FUNDS DEPOSITED FOR
                            REDEMPTION OF CONVERTED SECURITIES.

            Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any Paying Agent for the purpose of paying the principal of and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Indenture, shall forthwith after such conversion be repaid to the Company by the Trustee or such Paying Agent.

                                ARTICLE 13

                               SUBORDINATION

            SECTION 13.01.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

            The Company covenants and agrees that anything in this Indenture or the Securities of any Series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each Series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities of each Series, by such Holder's acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof.

            If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior
Indebtedness (a "Payment Default"), no payment of any kind or character shall be made by or on behalf of the Company or any other person on its or their behalf with respect to any principal of, interest on or other amounts owing in respect of the Securities or to acquire any of the Securities for cash, property or otherwise. Upon the happening of any default or event of default (other than a Payment Default) (including any event which with the giving of notice or the lapse of time or both would become an event of default and including any default or event of default which would result upon any payment with respect to the Securities) with respect to any Senior Indebtedness, as such default or event of default is defined therein or in the instrument or agreement or other document under which it is outstanding, then upon written notice thereof given to the Company and the Trustee by a holder or holders of any Senior Indebtedness or their Representative ("Payment Notice"), no payment shall be made by or on behalf of the Company with respect to the principal of, premium, if any, or interest on the Securities, during the period (the "Payment Blockage Period") commencing on the date of such receipt of such Payment Notice and ending on the earlier of (x) the date, if any, on which such default is cured or waived or ceases to exist or the Senior Indebtedness to which such default relates is discharged and (y) the 120th day after the date of receipt of such Payment Notice. The Company may resume payments on the Securities after such Payment Blockage Period. Not more than one Payment Notice may be given in any consecutive 360-day period with respect to any Senior Indebtedness, irrespective of the number of defaults with respect to Senior Indebtedness during such period, and the giving of a Payment Notice will not prevent the payment of an installment of principal of or interest on the Securities for more 120 days, except that the commencement of a Payment Blockage Period by any holders of or the trustee for Senior Indebtedness other than Indebtedness under the Company's revolving loan and letter of credit facility with The Chase Manhattan Bank, N.A. and a group of other lenders (the "Bank Credit Facility") (the "Initial Payment Blockage Period") will not prevent the commencement of a subsequent Payment Blockage Period (the "Subsequent Payment Blockage Period") by the Agent under the Bank Credit Facility, PROVIDED, HOWEVER, that in no event may the Subsequent
Payment Blockage Period end later than the 179th day after the date of receipt of the Payment Notice with respect to the Initial Payment Blockage Period. Notwithstanding the foregoing, (i) no event of default which existed or was continuing on the date of any Payment Notice shall be made the basis for the giving of a subsequent Payment Notice unless all such events of default shall have been cured or waived for a period of at least 90 consecutive days after such date, and (ii) if the Company or the Trustee receives any Payment Notice, a similar notice relating to or arising out of the same default or facts giving rise to such default (whether or not such default is on the same issue of Senior Indebtedness), unless cured or waived for such period of at least 90 consecutive days, shall not be effective for purposes of this paragraph (c).

            Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, all principal of, interest on and all other amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or such payment duly provided for to the satisfaction of the holders of Senior Indebtedness, before any payment or distribution of any kind or character is made on account of any principal of, interest on or other amounts owing in respect of the Securities, or for the acquisition of any of the Securities for cash, property or otherwise. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest, if any, on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any Capital Stock or any obligations of the Company ranking junior to the Securities and such other obligations.

            If, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property, shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness then outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

            No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each Series, the obligation of the Company to pay to such Holders the principal of and interest, if any, on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

            Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each Series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such Series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such Series.

            The provisions of this Section 13.01 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

            The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

            SECTION 13.02.  RELIANCE ON CERTIFICATE OF LIQUI-
                            DATING AGENT; FURTHER EVIDENCE AS
                            TO OWNERSHIP OF SENIOR INDEBTEDNESS.

            Upon any payment or distribution of assets of the Company, the Trustee and the Holders shall be entitled to rely upon an order or decree issued by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13. In the absence of any such bankruptcy trustee, receiver, assignee or other person, the Trustee shall be entitled to rely upon a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such person is a holder of Senior
Indebtedness (or is such a trustee or representative). If the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distributions pursuant to this Article 13, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such persons under this Article 13, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

            SECTION 13.03.  PAYMENT PERMITTED IF NO DEFAULT.

            Nothing contained in this Article 13 or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any of the events described in the second and third paragraphs of Section 13.01, from making payments of the principal of or interest, if any, on the Securities, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest, if any, on the Securities, unless and until the Trustee or such Paying Agent, as the case may be, shall have timely received the Officer's Certificate or written notice provided for in Section 13.05.

            SECTION 13.04.  DISPUTES WITH HOLDERS OF CERTAIN
                            SENIOR INDEBTEDNESS.

            Any failure by the Company to make any payment on or under any Senior Indebtedness, other than any Senior Indebtedness as to which the provisions of this Section 13.04 shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such Senior Indebtedness, shall not be deemed a default under Section 13.01 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation, and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event of a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review, and a stay of execution shall have been obtained pending such appeal or review.

            SECTION 13.05.  TRUSTEE NOT CHARGED WITH KNOWLEDGE
                            OF PROHIBITION.

            Anything in this Article 13 or elsewhere in this Indenture contained to the contrary notwithstanding, the

Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee and shall be entitled to assume conclusively that no such facts exist and that no event specified in the third paragraph of Section 13.01 has happened, unless and until the Trustee shall have received an Officer's Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; PROVIDED, HOWEVER, that, if the Trustee shall not have received the Officer's Certificate or notice provided for in this Section 13.05 at least three Business Days preceding the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days preceding such date. The Company shall give prompt written notice to the Trustee and to each Paying Agent of any facts which would prohibit any payment of moneys to or by the Trustee or any Paying Agent, and the Trustee shall not be charged with knowledge of the curing of any default or the elimination of any other fact or condition preventing such payment or distribution unless and until the Trustee shall have received an Officer's Certificate to such effect.

            SECTION 13.06.  TRUSTEE TO EFFECTUATE SUBORDINATION.

            Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article 13 and appoints the Trustee its attorney-in-fact for any and all such purposes.


            SECTION 13.07.  RIGHTS OF TRUSTEE AS HOLDER OF
                            SENIOR INDEBTEDNESS.

            The Trustee shall be entitled to all the rights set forth in this Article 13 with respect to any Senior

Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this
Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

            SECTION 13.08.  ARTICLE APPLICABLE TO PAYING AGENTS.

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 13 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article 13 in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections 13.05 and 13.07 shall not apply to the Company if it acts as Paying Agent.

            SECTION 13.09.  SUBORDINATION RIGHTS NOT IMPAIRED
                            BY ACTS OR OMISSIONS OF THE COMPANY
                            OR HOLDERS OF SENIOR INDEBTEDNESS.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of Securities under this Article 13.

            SECTION 13.10.  TRUSTEE NOT FIDUCIARY FOR HOLDERS
                            OF SENIOR INDEBTEDNESS.

            The Trustee shall not be deemed to owe any fiduciary duty to the holder of the Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or distribute money or assets to Securityholders or the Company.

                                 SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                         FOREST OIL CORPORATION
[SEAL]

Attest:                                  By:
                                             ----------------------------



[SEAL]

Attest:                                  By:
       -----------------------------         ----------------------------

                                                                  EXHIBIT A


                        [FORM OF FACE OF SECURITY]


            [If the Holder of this Security (as indicated below) is The Depository Trust Company ("DTC") or a nominee of DTC, this Security is a Global Security and the following two legends apply:

            Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment,l and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

            Unless it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.]

            [The following is to be included if the Security is an Original Issue Discount Security:]

            [FOR PURPOSES OF SECTION 1373 AND 1375 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED: (I) THE ISSUE DATE OF THIS SECURITY IS ____________; (II) THE YIELD TO MATURITY IS ___%; (III) THE ORIGINAL ISSUE DISCOUNT PER $______ FACE AMOUNT AT WHICH THE SECURITY IS ISSUED IS $______; AND (IV) THE [EXACT] [APPROXIMATE] METHOD HAS BEEN USED TO DETERMINE YIELD FOR THE ACCRUAL PERIOD BEGINNING ____________ AND ENDING ____________ AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT PER $______ FACE AMOUNT ALLOCABLE TO THE ACCRUAL PERIOD BEGINNING ____________ AND ENDING ____________ IS $______].

                          FOREST OIL CORPORATION
                            [Title of Security]


     Rate of Interest           Maturity Date          Original Issue Date
     ----------------           -------------          -------------------

No.                                                 $
   -------------------------                         ----------------------

            Forest Oil Corporation, a corporation duly organized and
existing under the laws of the State of New York (herein called the "Company"), for value received, hereby promises to pay to
or registered assigns, the principal sum of              on the Maturity Date
shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has
been paid or duly provided for, payable semi-annually on               and
                of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date, except that if the Original Issue Date is on or after a Regular Record Date but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date.

            [reference to currency[ies] of payment and currency exchange arrangements, if applicable.]

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this [name of Security] is registered at the close of business on the Regular Record Date for any such Interest
Payment Date, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this [name of Security] is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of [name of Series] not less than 15 days prior to such special record date. Payment of the principal of and interest on this [name of Security] will be made at the agency of the Company maintained for that purpose in [New York, New York or other place of payment] and at any other office or agency maintained by the Company for such purpose, in [reference to United States dollars or other currency of payment]; PROVIDED, HOWEVER, that at the option of the Company payment of interest, other than interest due on the Maturity Date, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register. [Include the following, if applicable:] Payments on the Maturity Date will be made in immediately available funds against presentment of this [name of Security].

            Reference is hereby made to the further provisions of this [name of Security] set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this [name of Security] shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the FOREST OIL CORPORATION has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                          FOREST OIL CORPORATION


ATTEST:                                    By:
        ------------------------               ------------------------
          [Assistant] Secretary                   [Title of Officer]

DATED:


                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the [name of Series] referred to in the within-mentioned Indenture.



                                         By:
                                             ---------------------------
                                                Authorized Signatory


                              [REVERSE SIDE]


                          FOREST OIL CORPORATION
                            [Name of Security]

            This [name of Security] is one of a duly authorized issue of [name of Securities] of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) designated as its
[title of Series] (the "[name of Series]"),               issued or to be
issued pursuant to an Indenture, dated as of             , 199_ (the
"Indenture"), between the Company and _________________ as Trustee (the "Trustee," which term includes any successor trustee under the Indenture); and under [reference to Authorizing Resolution and/or supplemental indenture (if any) relating to the Series]. The terms of this [name of Security] include those stated in the Indenture and [reference to Authorizing Resolution and/or supplemental indenture (if any) relating to the Series] and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture.
Reference is hereby made to the Indenture and all [further] supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the [name of Security] are, and are to be, authenticated and delivered.

            This [name of Series] is a Series of Securities issued or to be issued by the Company under the Indenture, and this Series is limited in
aggregate principal amount to $      .  The Indenture provides that the
Securities of the

Company referred to therein ("Securities"), including the [name of Series], may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), sinking fund, covenants and Events of Default) as may be provided in or pursuant to the Authorizing Resolutions and/or supplemental indenture (if any) relating to the several Series.

            The [name of Series] are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

            [The following to be included if the Securities are not redeemable prior to maturity.]

            This [name of Security] may not be redeemed prior to its Maturity Date.

            [The following paragraph, or other appropriate redemption provisions, to be included if the Securities are Redeemable Securities:]

            The [name of Series] are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [the following clause to be included if there is a Sinking Fund:] [(1) on [annual Sinking Fund Redemption Date] in each year commencing with the year [year of first Sinking Fund payment] through operation of the Sinking Fund at a Redemption Price equal to their principal amount and (2)] [at any time or from time to time] in whole or in part, at the election of the Company at a Redemption Price equal to the percentage set forth below of the principal amount to be redeemed for the respective twelve-month periods beginning
[                ] of the years indicated:

                      [Schedule of Redemption Prices]
and thereafter at 100% of the principal amount thereof, together in each case with accrued interest to the Redemption Date.

            [The following paragraph, or other appropriate Sinking Fund provision, to be included if there is a Sinking Fund for the Series:]

            The Sinking Fund provides for the redemption on [first Sinking Fund Redemption Date] and on [annual Sinking Fund Redemption Date] in each year thereafter through [year of final Sinking Fund date] of not less than [minimum required Sinking Fund redemption amount] principal amount not more than [maximum permitted Sinking Fund redemption amount] principal amount of [name of Series], [name of Series] purchased, acquired or redeemed by the Company otherwise than by redemption through the Sinking Fund may be credited against Sinking Fund requirements to the extent not previously so credited.

            [The following paragraph to be included if the Securities are Redeemable Securities or Sinking Fund Securities:]

            If an event of redemption of this [name of Security] in part only, a new [name of Security] or [name of Series] for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

            [The following paragraph to be included if the Securities are not Original Issue Discount Securities:]

            If an Event of Default, as defined in the Indenture and in the Authorizing Resolution and/or supplemental indenture (if any) relating to the [name of Series] (if there shall be any additional Events of Default specified in respect of the [name of Series]), shall occur and be continuing, the principal of all the [name of Series] may be declared due and payable in the manner and with the effect provided in the Indenture.

            [If the Securities are Original Issue Discount Securities, insert schedule as to amounts which are payable on acceleration under
Section 7.02 and provable in bankruptcy under Section 7.09 from time to time.]

            [If Securities are convertible, add appropriate summary of conversion terms and form for electing to convert.]

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the [name of Series] under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the [name of Series]), at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this [name of Security] shall be conclusive and binding upon such Holder and upon all future Holders of this [name of Security] and of any [name of Security] issued upon the registration of transfer hereof or in exchange herefor in lieu hereof, whether or not notation of such consent or waiver is made upon this [name of Security].

            The Indenture provides that no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the [name of Securities] of the applicable Series and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.

            No reference herein to the Indenture and no provision of this [name of Security] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this [name of Security] at the times, places and rates, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this [name of Security] is registrable in the Security Register upon surrender of this [name of Security] for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this [name of Security] duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new [name of Series], of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The [name of Series] are issuable only in registered form without coupons in denominations of [currency and minimum denomination] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the [name of Series] are exchangeable for a like aggregate principal amount of [name of Series] of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Section 2.11, 3.08 or 10.05 in which case such transfer taxes or similar governmental charges shall be paid by the Company).

            Prior to due presentment of this [name of Security] for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this [name of Security] is registered as the owner hereof for all purposes, whether or not this [name of Security] be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            [Reference to Foreign Currencies]

            All terms used in this [name of Security] which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            Customary abbreviations may be used in the name of a [name of Security] holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

            The Company will furnish to any [name of Security] holder of record, upon written request, without charge, a copy of the Indenture. Requests may be made to: Forest Oil Corporation, 1600 Broadway, Suite 2200, Denver, Colorado 80202, Attention: Corporate Secretary.

                               ASSIGNMENT FORM


            If you the holder want to assign this [name of Security], fill in the form below and have your signature guaranteed:

            I or we assign and transfer this [name of Security] to:

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              (Print or type name, address and zip code and
              social security or tax ID number of assignees)

and irrevocably appoint, ______________________________________ agent to transfer this [name of Security] on the books of the Company. The agent may substitute another to act for him.


Dated:                                         Signed:
        ------------------------                       ----------------------

                                              -------------------------------
                                              (Sign exactly as name appears
                                              on other side of this [name of
                                              Security])


Signature Guarantee:
                     -----------------------------------------------------

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.